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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                October 24, 2002


                       Cabot Microelectronics Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                       000-30205                36-4324765
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(State or other jurisdiction of    (Commission File Number)       (IRS Employer
        incorporation)                                           Identification)


                    870 Commons Drive, Aurora, Illinois 60504
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               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
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              (Registrant's telephone number, including area code)

                                 Not applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On October 24, 2002, Cabot Microelectronics Corporation issued a press release entitled "Cabot Microelectronics Reports Results For Fourth Fiscal Quarter 2002," a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release contains financial and other information including that related to our fourth fiscal quarter and fiscal year ended September 30, 2002. The press release also includes cautionary statements identifying important factors that could cause actual results to differ materially from those described by any forward-looking statements.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              The following exhibits are filed herewith:

              99.1 Text of press release, dated October 24, 2002, entitled "Cabot Microelectronics Reports Results For Fourth Fiscal Quarter 2002."



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CABOT MICROELECTRONICS CORPORATION


Date: October 24, 2002                  By: /s/ MARTIN M. ELLEN
                                            -------------------
                                            Martin M. Ellen
                                            Vice President, Chief Financial
                                            Officer
                                            [Principal Financial Officer]





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                                INDEX TO EXHIBITS

Exhibit
Number         Title
------         -----


99.1 Text of press release, dated October 24, 2002, entitled "Cabot Microelectronics Reports Results For Fourth Fiscal Quarter 2002."



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